Exhibit 10.5


                                FOURTH AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

               This Fourth Amendment to Loan and Security Agreement (this "Amendment") is entered into as of November 18, 2004, by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA ("Bank") and TCI SOLUTIONS, INC. ("Borrower").

                                    RECITALS
                                    --------

               Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 6, 2002t as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of August 5, 2003, that certain Second Amendment to Loan and Security Agreement dated as of January 28, 2004 and that certain Third Amendment to Loan and Security Agreement dated as of February 27, 2004 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

               NOW, THEREFORE, the parties agree as follows:

        1. The following defined terms in Section 1.1 of the Agreement hereby are amended or restated as follows:

               "Consolidated Net Income (or Deficit)" means the consolidated net income (or deficit) of any Person and its Subsidiaries, before deduction of all expenses, taxes and other proper charges, determined in accordance with GAAP, before eliminating therefrom all extraordinary nonrecurring items of income.

               "Consolidated Total Interest Expense" means with respect to any Person for any period, the aggregate amount of interest required to be paid or accrued by a Person and its Subsidiaries during such period on all Indebtedness of such Person and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any capitalized lease or any synthetic lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

               "Eligible Accounts" means those Accounts that arise in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank's reasonable judgment and upon notification thereof to Borrower in accordance with the provisions hereof. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

               (a) Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

               (b) Accounts with respect to an account debtor, twenty-five percent (25%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

               (c) Accounts with respect to which the account debtor is an officer, employee, or agent of Borrower;

               (d) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

               (e) Accounts with respect to which the account debtor is an Affiliate of Borrower;

               (f) Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

               (g) Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States;

               (h) Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower or for deposits or other property of the account debtor held by Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

               (i) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

               (j) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

               (k) Accounts the collection of which Bank reasonably determines to be doubtful.

                "Eligible Maintenance Accounts" means those Maintenance Accounts that arise in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 5.4 except that Eligible Maintenance Accounts shall include annual pre-billed invoices up to sixty (60) days in advance of when payment is due thereon; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank's reasonable judgment and upon notification thereof to Borrower in accordance with the provisions hereof.

               "EBITDA" means with respect to any fiscal period an amount equal to the sum of (a) Consolidated Net Income of the Borrower and its Subsidiaries for such fiscal period, plus (i) depreciation and amortization for such period, plus (ii) Consolidated Total Interest Expense paid or accrued during such period, all as determined in accordance with GAAP.

               "Maintenance Accounts" means Accounts arising under software maintenance agreements between Borrower and its customers for maintenance services and upgrades to be performed in the future.

               "Maintenance Accounts Borrowing Base" means an amount equal to fifty percent (50%) of the gross amount of Eligible Maintenance Accounts, as determined by Bank with reference to the most recent Maintenance Accounts Borrowing Base Certificate, provided however, that the Maintenance Accounts Borrowing Base shall not exceed (i) One Million Five Hundred Thousand Dollars ($1,500,000) from November 18, 2004 through February 28, 2005, (ii) One Million Dollars ($1,000,000) from March 1, 2005 through March 31, 2005 and (iii) Five Hundred Thousand Dollars ($500,000) from April 1, 2005 through the Revolving Maturity Date.

               "Revolving Line" means a credit extension of up to Four Million Dollars ($4,000,000). "Revolving Maturity Date" means May 31, 2005.

        2. Section 2.1(a)(i) of the Agreement hereby is amended and restated in its entirety to read as follows:

"(i)    Subject to and upon the terms and conditions of this Agreement, Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of (i) the Revolving Line or (ii) the Borrowing Base plus the Maintenance Accounts Borrowing Base, minus, in each case, the aggregate face amount of all outstanding Letters of Credit. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 (a) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(a) shall be immediately due and payable. Borrower may prepay any Advances without penalty or premium.
               (a)

Maintenance Accounts;
W02-SD:8MS 1\51354686.2
111704         032A-109655

        3. Section 6.8 of the Agreement hereby is amended and restated in its entirety to read as follows:

"6.8 Quick Ratio. Borrower shall at all times maintain, measured as of the last day of each month, a ratio of cash (which shall be no less than Seven Hundred Fifty Thousand Dollars ($750,000) at all times maintained with Bank), cash equivalents and accounts receivable, to Current Liabilities plus, to the extent not already included therein, all Indebtedness owing by Borrower to Bank (including without limitation all Contingent Obligations) less deferred maintenance revenue and deferred license revenue, of at least 1.25:1.00. As used herein, "deferred license revenue" means revenue derived from any element of a software license which is not delivered when such license is signed."

        4. Sections 6.9, 6.10 and 6.11 as in effect prior to the date of this Amendment hereby are renumbered to read "Section 6.10", "Section 6.11" and "Section 6.12", respectively, and references to Sections 6.9, 6.10 and 6.11 throughout the Agreement as in effect prior to the date of this Amendment shall mean and refer to "Section 6.10", "Section 6.11" and "Section 6.12", respectively. New Section 6.9 of the Agreement hereby is added as follows:

"6.9 Minimum EBITDA. Borrower shall maintain, measured as of the last day of each calendar month on a trailing three (3) month basis, EBITDA of (i) at least One Hundred Fifty Thousand Dollars ($150,000) from December 31, 2004 through March 31, 2005 and (ii) at least Three Hundred Thousand Dollars ($300,000) from April 30, 2005 through the Revolving Maturity Date.

        5. All references in the Loan Documents (except the Warrant) to Bank's address at 9920 S. La Cienega Blvd., Suite 1401, Inglewood, CA 90301, shall mean and refer to 2321 Rosecrans Ave., Suite 5000, El Segundo, CA 90245. The reference in all Warrants to Bank's address(es) shall mean and refer to 500 Woodward Avenue, 32nd Floor, MC 3379, Detroit, MI 48226.

        6. Section 12 of the Agreement as in effect prior to the date of this Amendment hereby is renumbered to read "Section 13," and references to
Section 12 throughout the Agreement as in effect prior to the date of this Amendment shall mean and refer to "Section 13." New Section 12 hereby is added to the Agreement to read as follows:

        7.     REFERENCE PROVISION.

               The parties prefer that any dispute between them be resolved in litigation subject to a Jury Trial Waiver as set forth in Section 11 of this Agreement, but the availability of that process is in doubt because of the opinion of the California Court of Appeal in Grafton Partners LP v. Superior Court, 9 Cal.Rptr.3d 511. This Reference Provision will be applicable until the California Supreme Court completes its review of that case, and will continue to be applicable if either that court or a California Court of Appeal publishes a decision holding that a pre-dispute Jury Trial Waiver provision similar to that contained in the Loan Documents is invalid or unenforceable. Delay in requesting appointment of a referee pending review of any such decision, or participation in litigation pending review, will not be deemed a waiver of this Reference Provision.

12.1    Mechanics.

               (a) Other than (i) nonjudicial foreclosure of security interests in real or personal property, (ii) the appointment of a receiver or (iii) the exercise of other provisional remedies (any of which may be initiated pursuant to applicable law), any controversy, dispute or claim (each, a "Claim") between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the Bank and the undersigned (collectively in this Section, the "Loan Documents"), will be resolved by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure ("CCP"), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Loan Documents, venue for the reference proceeding will be in the Superior Court or Federal District Court in the County or District where venue is otherwise appropriate under applicable law (the "Court").

               (b) The referee shall be a retired Judge or Justice selected by mutual written agreement of the parties. If the parties do not agree, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. The referee shall be appointed to sit with all the powers provided by law. Each party shall have one peremptory challenge pursuant to CCP Section 170.6. Pending appointment of the referee, the Court has power to issue temporary or provisional remedies.

               (c) The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested to (a) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (b) if practicable, try all issues of law or fact within ninety (90) days after the date of the conference and (c) report a statement of decision within twenty (20) days after the matter has been submitted for decision. Any decision rendered by the referee will be final, binding and conclusive, and judgment shall be entered pursuant to CCP
Section 644.

               (d) The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party's failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered, no party shall be entitled to "priority" in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

12.2 Procedures. Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee's power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

12.3 Application of Law. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, provide all temporary or provisional remedies, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a trial, including without limitation motions for summary judgment or summary adjudication . The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. The referee's decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

2.4 Repeal. If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or Justice, in accordance with the California Arbitration Act
Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

               12.5 THE PARTIES RECOGNIZE AND AGREE THAT ALL DISPUTES RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY, AND THAT THEY ARE IN EFFECT WAIVING THEIR RIGHT TO TRIAL BY JURY IN AGREEING TO THIS REFERENCE PROVISION. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY DISPUTE BETWEEN THEM WHICH ARISES OUT OF OR IS RELATED TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

        8.     Exhibit C-1 attached hereto is hereby added to the Agreement.

        9. Exhibit D to the Agreement is replaced with Exhibit D attached hereto.

        10. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank's failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

        11. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

        12. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

        13. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

               (a) this Amendment, duly executed by Borrower;

               (b) a warrant to purchase 80,000 shares of Borrower's Series B Preferred Stock;

               (c) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

               (d) a facility fee in the amount of $5,000, which may be debited from any of Borrower's accounts;

               (e) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts; and

               (f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

        14. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

        15.    written.

               IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above

                                        TCI SOLUTIONS, INC.

                                        By:_____________________________________

                                        Title:__________________________________



                                        COMERICA BANK, successor by merger to
                                        COMERICA BANK-CALIFORNIA

                                        By:_____________________________________

                                        Title:__________________________________

                                   EXHIBIT C-1
                                   -----------

                 MAINTENANCE ACCOUNTS BORROWING BASE CERTIFICATE

--------------------------------------------------------------------------------
Borrower: TCI SOLUTIONS, INC.                       Lender: Comerica Bank


Commitment Amount: $1,500,000*
--------------------------------------------------------------------------------
MAINTENANCE ACCOUNTS RECEIVABLE
1.     Maintenance Accounts Receivable Book Value as of __               $______
2.     Additions (please explain on reverse)                             $______
3.     TOTAL MAINTENANCE ACCOUNTS RECEIVABLE                             $______



ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.     Pre-billings more than 60 days prior to due date     $______
5.     Eligible Maintenance Accounts (#3 minus #4)                       $______
6.     LOAN VALUE OF MAINTENANCE ACCOUNTS (50% of #5)                    $______


* Advances on Maintenance Accounts Receivable not to exceed (i) One Million Five Hundred Thousand Dollars
($1,500,000) from November 18, 2004 through February
28, 2005, (ii) One Million Dollars ($1,000,000) from
March 1, 2005 through March 31, 2005 and (iii) Five
Hundred Thousand Dollars ($500,000) from April 1,
2005 through the Revolving Maturity Date.


The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank, successor by merger to Comerica Bank-California.


TCI SOLUTIONS, INC.


By:
   ------------------------------------------------
        Authorized Signer

                                    EXHIBIT D
                                    ---------
                             COMPLIANCE CERTIFICATE

TO:     COMERICA BANK

FROM:   TCI SOLUTIONS, INC.

        The undersigned authorized officer of TCI SOLUTIONS, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof, except to the extent such relate solely to an earlier date. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

        Please indicate compliance status by circling Yes/No under "Complies" column.


Reporting Covenant                                    Required                             Complies
------------------                                    --------                             --------

Monthly financial statements                          Monthly within 30 days          Yes        No
Annual (CPA Audited)                                  FYE within 120 days             Yes        No
Annual business plan/operating budget                 FYE within 30 days              Yes        No
10K and 10Q                                           (as applicable)                 Yes        No
A/R and A/P Agings, Borrowing Base Certs.             Monthly within 30 days          Yes        No
A/R Audit                                             Initial and Semi-Annual         Yes        No
IP Report                                             Quarterly within 30 days        Yes        No
Total amount of Borrower's cash and investments       Amount:  $_________             Yes        No
Total amount of Borrower's cash and investments       Amount:  $_________             Yes        No
with Bank


Financial Covenant                                    Required            Actual              Complies
------------------                                    --------            ------              --------

Maintain on a Monthly Basis:
        Minimum Quick Ratio                           1.25:1.00           _____:1.00        Yes    No
        Minimum EBITDA
             From 12/31/04 through 3/31/05            $150,000            $________         Yes    No
             From 4/30/05 through Revolving           $300,000            $________         Yes    No
             Maturity Date
Maintain on a Daily Basis
        Minimum Cash at Bank                          $750,000            $________         Yes    No




Comments Regarding Exceptions:  See Attached.  BANK USE ONLY


Sincerely,                                     Received by:_____________________________
                                                              AUTHORIZED SIGNER

        __________________________________     Date:   _________________________________
        SIGNATURE

        _________________________________      Verified:________________________________
        TITLE                                             AUTHORIZED SIGNED

                                               Date:   _________________________________

        _________________________________
        DATE                                   Compliance Status                    Yes    No

              Corporation Resolutions and Incumbency Certification
                           Authority to Procure Loans
--------------------------------------------------------------------------------

I certify that I am the duly elected and qualified Secretary of TCI SOLUTIONS, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1. Any one (1) of the following _____________________ (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

        (a) Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank ("Bank"), a Michigan banking corporation, including, without limitation, pursuant to that certain Loan and Security Agreement dated as of August 6, 2002, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of August 5, 2003, that certain Second Amendment to Loan and Security Agreement dated as of January 28, 2004. that certain Third Amendment to Loan and Security Agreement dated as of February 27, 2004 and that certain Fourth Amendment to Loan and Security Agreement dated as of November 18, 2004, as may subsequently be amended from time to time.

        (b) Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

        (c) Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

        (d) Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

        (e) Issue a warrant or warrants to purchase the Corporation's capital stock; and

        (f) Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation's property and assets.

2. Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3. Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4. These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the

        Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5. Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6. The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

         (PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

--------------------------------------------------------------------------------
   NAME (Type or Print)               TITLE                    SIGNATURE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________     ________________________  ________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________     ________________________  ________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________     ________________________  ________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________     ________________________  ________________________

--------------------------------------------------------------------------------

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on November 18, 2004.

                                    ____________________________________________
                                    Secretary

The Above Statements are Correct.   ____________________________________________
                                    SIGNATURE OF OFFICER OR DIRECTOR OR, IF
                                    NONE. A SHAREHOLDER OTHER THAN SECRETARY
                                    WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

                                  COMERICA BANK
                                   Member FDIC

                         ITEMIZATION OF AMOUNT FINANCED
                            DISBURSEMENT INSTRUCTIONS
                                   (Revolver)

Name(s): TCI SOLUTIONS, INC.                             Date: November 18, 2004


$ credited to deposit account No. __________________ when Advances are requested by Borrower

Amounts paid to others on your behalf:


$5,000                 to Comerica Bank for Facility Fee

$                      to Comerica Bank for Document Fee

$                      to Comerica Bank for accounts receivable audit (estimate)

$                      to Bank counsel fees and expenses

$                      To

$                      TOTAL (AMOUNT FINANCED)



Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.



______________________________________    ______________________________________
Signature                                   Signature

                         AGREEMENT TO PROVIDE INSURANCE


TO:     COMERICA BANK                              Date:   November 18, 2004
        Attn:  Collateral Operations, N/C 4604
        9920 South La Cienega Blvd., 14th Floor
        Inglewood, CA  90301                       Borrower: TCI SOLUTIONS, INC.


        In consideration of a loan in the amount of $4,577m611, secured by all tangible personal property including inventory and equipment.

        I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

        I/We also agree to advise the below named agent to add Comerica Bank as lender's loss payable on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

        I/We understand that the policy must contain:

        1.     Fire and extended coverage in an amount sufficient to cover:

                      The amount of the loan, OR

                      l existing encumbrances, whichever is greater,

        But not in excess of the replacement value of the improvements on the real property

        2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Comerica Bank, or any other form acceptable to Bank.

                              INSURANCE INFORMATION

Insurance Co./Agent                                Telephone No.:

Agent's Address:

                            Signature of Obligor:__________________________

                            Signature of Obligor:__________________________


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                     FOR BANK USE ONLY

  INSURANCE VERIFICATION: Date:___________________________

  Person Spoken to:_______________________________________

  Policy Number:__________________________________________

  Effective From:______________To:________________________

  Verified by:____________________________________________

------------------------------------------------------------

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COMERICA BANK
Member FDIC                         AUTOMATIC DEBIT AUTHORIZATION

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To:     Comerica Bank

Re:     Loan #___________________________________

You are hereby authorized and instructed to charge account No. 1891-663609 in the name of TCI SOLUTIONS, INC.
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For principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

               |X| Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

               |X| Debit each principal payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

               |X| Debit each payment for Bank Expenses as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

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Borrower Signature                                Date

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                                                  November 18, 2004

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                                                  November 18, 2004

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